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             FIRST AMENDMENT TO DEED OF TRUST

     THIS FIRST AMENDMENT (this "Amendment") made as of the 6th day of August 1998, between Mark M.P.N.M., a Limited Partnership, an Alabama Limited partnership, Mark New Smyrna Limited Partnership, a Florida limited Partnership, Mark Troy, L.P., a New York limited partnership, Mark Park Plaza, L.P., a Georgia limited partnership, Mark Martintown, L.P., a South Carolina limited partnership , Mark Kings Fairground, L.P., a Virginia limited partnership, Mark Shillington, L.P., a Pennsylvania limited partnership, Mark 25th Street, L.P., a Pennsylvania limited partnership, Mark Three Realty, L.P., a Pennsylvania limited partnership and Mark Four Realty, L.P., a Pennsylvania limited partnership (collectively, the "Mortgagor"), each having its principal office c/o Mark Centers Trust, 600 Third Avenue, P.O. Box 1679, Kingston, Pennsylvania 18704, and LaSalle National Bank, as Trustee for Commercial Mortgage Pass-Through Certificate Series 1997-XL1 by GMAC Commercial Mortgage Corporation, its Master Servicer ("Mortgagee").

                          WITNESSETH

     WHEREAS, to secure the payment of indebtedness evidenced by that certain Mortgage Note, dated October 4, 1996, from Mortgagor to Secore Financial Corporation ("Lender"), in the principal sum of FORTY FIVE MILLION NINE HUNDRED TWENTY NINE THOUSAND EIGHT HUNDRED DOLLARS ($45,929,800.00) (the "Note"), Mortgagor and Lender entered into that certain Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated October 6, 1996 (the "Deed of Trust"), along with certain Loan Documents (as that term is defined in the Deed of Trust, the "Loan Documents");

     WHEREAS, Lender's right, title and interest under the Note, the Deed of Trust and the Loan Documents has been assigned from Lender to LaSalle National Bank as Trustee under that certain Pooling and Servicing Agreement, dated as of October 1, 1997, for Commercial Mortgage Pass-Through Certificates Series 1997-XL1 (the "PSA"). GMAC Commercial Mortgage Corporation in its capacity as the Master Servicer under the PSA is acting as attorney-in-fact for LaSalle National Bank; and


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     WHEREAS, Mortgagor and Mortgagee desire to amend the Deed of
Trust as set forth herein.

     NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

                           AGREEMENT


1. Any capitalized terms used in this paragraph but not defined herein shall have the meaning ascribed to such term in the Deed of Trust, Section 61(b) of the Deed of Trust is deleted and replaced with the following:

     "Application of Replacement Collateral. The balance of any Replacement Collateral on deposit in the Additional Collateral Account and not released to Grantor as of April 6, 1999 (which may be extended to October 6, 1999, at the sole and absolute discretion of the Beneficiary), or at any time that an Event of Default shall have occurred and be continuing, shall be applied, as of the next succeeding Payment Date, to the payment of principal on the Note (including any Prepayment Premium thereon), in accordance with the provisions thereof."

2. Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Note, the Deed of Trust and the Loan Documents shall continue in full force and effect.

3. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

4. This Amendment shall be binding upon and inure to the benefit of the Mortgagor and Mortgagee and their respective successors and assigns.



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5.   This Amendment may be executed in any number of duplicate
originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

6. If any term, covenant or condition of the Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

     IN WITNESS WHEREOF, this Amendment has been executed by Mortgagor and Mortgagee the day and year first above written.


                    LASALLE NATIONAL BANK
                    Trustee for Commercial Mortgage Pass-Through
                    Certificates Series 1997-XL1
                    By: GMAC Commercial Mortgage Corporation


                    By: /s/ Clare C. Dooley
                        Name: Clare C. Dooley
                        Title: Senior Vice President

                    GRANTOR:

                    Mark M.P.N.M., Limited Partnership, an
                    Alabama Limited Partnership

                    By: Mark M.P.N.M., Realty Inc., an Alabama
                    corporation, its general partner

                    By: /s/ Joshua Kane
                        Name:  Joshua Kane
                        Title:  Senior Vice President & CFO

                    Mark New Smyrna Limited Partnership, a
                    Florida limited partnership

                    By: Mark New Smyrna Realty, Inc., a Florida
                    corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO

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                    Mark Troy, L.P., a New York limited
                    partnership

                    By: Mark Troy Realty, Inc., a New York
                    corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO

                    Mark Park Plaza, L.P., a Georgia limited partnership

                    By: Mark Park Plaza Realty, Inc., a Georgia
                    corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO

                    Mark Martintown, L.P., a South Carolina
                    limited partnership

                    By: Mark Martintown Realty Inc., a South
                    Carolina corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO

                    Mark Kings Fairground, L.P., a Virginia
                    Limited partnership

                    By: Mark Kings Fairground Realty,Inc., a
                    Virginia corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO




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                    Mark Shillington, L.P., a Pennsylvania
                    limited Partnership

                    By: Mark Shillington Realty Corp., a
                    Pennsylvania corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO

                    Mark 25th Street, L.P., a Pennsylvania
                    limited partnership

                    By: Mark 25th Street Realty Corp., Inc. a
                    Pennsylvania corporation, its general partner

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO

                    Mark Four Realty, L.P., a Pennsylvania
                    limited partnership

                    By: Mark Four Realty Corp., a Pennsylvania
                    corporation

                    By: /s/ Joshua Kane
                        Name: Joshua Kane
                        Title: Senior Vice President & CFO